Exhibit 10.1

SECOND AMENDMENT TO FACILITY AGREEMENT

This SECOND AMENDMENT TO FACILITY AGREEMENT, dated June 17, 2010 (this “Amendment”), is made by and between Insulet Corporation, a Delaware corporation (the “Borrower”), Deerfield Private Design Fund, L.P., a Delaware limited partnership (“DPDF”), Deerfield Private Design International, L.P., a British Virgin Islands limited partnership (“DPDI”), Deerfield Partners, L.P., a Delaware limited Partnership (“DP”), and Deerfield International Limited, a British Virgin Islands corporation (“DI”, each of DPDF, DPDI, DP and DI being a “Lender” and together, the “Lenders” and, collectively with the Borrower, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Parties are parties to the FACILITY AGREEMENT, dated as of March 13, 2009 and amended by the Amendment to Facility Agreement dated September 25, 2009 (as amended, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, the Lenders and the Borrower agree as follows:

1.           Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

2.           Sub-Clause (1) of the definition of “Permitted Refinancing Indebtedness” is amended to read:

the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed by more than $50,000,000 the principal amount (or accreted value, if applicable) of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith).

3.           The last sentence of Section 2.3 of the Agreement (“Payment”) is amended to read as follows:

Except in the event that the Lenders deliver a Put Notice to the Borrower in accordance with the terms of Section 5.4 of the Agreement, in which case the terms of Section 5.4 of the Agreement shall apply and no additional amounts per this Section 2.3 shall be due and payable, the Borrower may prepay the Loan at any time upon payment of the principal amount outstanding and accrued and unpaid interest thereon to the date of prepayment plus if such prepayment is effected (a) from the date hereof to April 18, 2010 5% of such principal amount, (b) from April 19, 2010 to October 18, 2010, 4% of such principal amount, (c) from October 19, 2010 to April 18, 2011, 2% of such principal amount, (d) from April 19, 2011 to October 18, 2011, 1% of such principal amount, and (e) from and after October 19, 2011, zero.

4.           Section 5.5(k) of the Agreement is amended and restated in its entirety to read as follows:

The sum of Cash, Cash Equivalents, Receivables and Finished Goods Inventory on the last day of each calendar quarter is less than the greater of $10,000,000 or fifty percent (50%) of the Loan then outstanding.

5.           In consideration for, and as an inducement to, the entering into of this Amendment by the Lenders, the Borrower agrees to pay to the Lenders upon the execution hereof an Amendment Fee in the aggregate amount of $467,500.

6.           Except as amended by this Amendment, the Agreement remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned Lender and Borrowers have caused this Amendment to be duly executed as of the date first written above.

BORROWER:		LENDERS:

INSULET CORPORATION		DEERFIELD PRIVATE DESIGN FUND, L.P.

By:	/s/ Brian K. Roberts	By:	Deerfield Capital, L.P., its General Partner
Name:	Brian K. Roberts
Title:	Chief Financial Officer	By:	J.E. Flynn Capital LLC, its General Partner

		By:	/s/ James E. Flynn
		Name:	James E. Flynn
		Title:	President

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:	Deerfield Capital, L.P., its General Partner

By:	J.E. Flynn Capital LLC, its General Partner

By:	/s/ James E. Flynn
Name:	James E. Flynn
Title:	President

DEERFIELD PARTNERS, L.P.

By:	Deerfield Capital, L.P., its General Partner

By:	J.E. Flynn Capital LLC, its General Partner

By:	/s/ James E. Flynn
Name:	James E. Flynn
Title:	President

DEERFIELD INTERNATIONAL LIMITED

By:	/s/ James E. Flynn
Name:	James E. Flynn
Title:	Director